UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2018

GORDON POINTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38363	82-1270173
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Fifth Avenue South
Naples, FL	34102
(Address of principal executive offices)	(Zip Code)

(412) 960-4687
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 24, 2018, the registration statement (File No. 333-222270) for Gordon Pointe Acquisition Corp.’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	A Warrant Agreement, dated January 24, 2018, between the Company and Continental Stock Transfer & Trust Company.

●	An Investment Management Trust Agreement, dated January 24, 2018, between the Company and Continental Stock Transfer & Trust Company.

●	A Registration Rights Agreement, dated January 24, 2018, among the Company, Gordon Pointe Management, LLC and certain other security holders named therein.

●	A Sponsor Warrants Purchase Agreement, dated January 24, 2018, between the Company and Gordon Pointe Management, LLC.

●	An Administrative Services Agreement, dated January 24, 2018, between the Company and Gordon Pointe Management, LLC.

●	A Letter Agreement, dated January 24, 2018, among the Company, its officers and directors, certain stockholders and Gordon Pointe Management, LLC.

On January 30, 2018, the Company consummated its IPO of 12,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one warrant of the Company (“Warrant”), each Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $125,000,000.

Item 3.02 Unregistered Sales of Equity Securities

Simultaneously with the closing of the IPO, the Company completed the private sale of 4,900,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Gordon Pointe Management, LLC (the “Sponsor”), generating gross proceeds to the Company of $4,900,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2018, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $126,250,000, comprised of $125,000,000 of the proceeds from the IPO, including approximately $4,375,000 of the underwriter’s deferred discount, and $1,250,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay franchise and income taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 18 months from the closing of the IPO, subject to applicable law.

On January 25, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On January 30, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement among the Company and FBR B. Riley, Inc.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Specimen Unit Certificate

4.2	Warrant Agreement, dated January 24, 2018, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated January 24, 2018, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated January 24, 2018, among the Company, Gordon Pointe Management, LLC and certain other security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated January 24, 2018, between the Company and Gordon Pointe Management, LLC.

10.4	Administrative Services Agreement, dated January 24, 2018, between the Company and Gordon Pointe Management, LLC.

10.5	Letter Agreement, dated January 24, 2018, among the Company, its officers and directors and Gordon Pointe Management, LLC.

99.1	Press Release, dated January 25, 2018.

99.2	Press Release, dated January 30, 2018.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gordon Pointe Acquisition Corp.

Date: January 30, 2018	By:	/s/ James J. Dolan
	Name:	James J. Dolan
	Title:	Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement among the Company and FBR B. Riley, Inc.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Specimen Unit Certificate

4.2	Warrant Agreement, dated January 24, 2018, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated January 24, 2018, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated January 24, 2018, among the Company, Gordon Pointe Management, LLC and certain other security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated January 24, 2018, between the Company and Gordon Pointe Management, LLC.

10.4	Administrative Services Agreement, dated January 24, 2018, between the Company and Gordon Pointe Management, LLC.

10.5	Letter Agreement, dated January 24, 2018, among the Company, its officers and directors and Gordon Pointe Management, LLC.

99.1	Press Release, dated January 25, 2018.

99.2	Press Release, dated January 30, 2018.

4